Revenue	6 Months Ended
Jun. 30, 2024
Notes and other explanatory information [abstract]
Revenue

4. Revenue

The Company derives revenue from the transfer of goods at a point in time in the following categories:

	Three months ended		Six months ended
	June 30,		June 30,
	2024	2023	2024	2023
	$	$	$	$
Active ingredients	2,334	1,392	4,391	3,977
Pharmaceutical	3	-	3	-
	2,337	1,392	4,394	3,977

Deferred revenue

The deferred revenue balance primarily relates to the advance consideration received in the form of non-refundable non-creditable upfront payment and milestone payments relating to list price approvals of Ghryvelin™ in the United Kingdom, Spain and Germany as per an exclusive licensing agreement for the commercialization of macimorelin (the “Licensed Product”) in the European Economic Area and the United Kingdom and an exclusive supply agreement for a period of ten years, subject to renewal, to supply such Licensed Product.

Revenue for this contract will be recognized based on units of Licensed Product supplied. The total units that the Company expects to supply pursuant to the Pharmanovia Agreement is an estimate, based on current projections and anticipated market demand, and therefore will be a significant judgment that will be relied upon when using the outputs method to recognize revenue. The Company expects to recognize the balance of the deferred revenue over the remaining period of eight years, subject to extension based on the outcome of the ongoing clinical development related to the Pediatric Indication and related patent application initiatives. For the three months and six months ended June 30, 2024, the Company recognized $nil and $nil respectively as revenue from the deferred revenue balance originating from the acquisition of Aeterna Zentaris Inc. (note 3).

Liabilities related to contracts with customers

The following table provides a summary of deferred revenue balances:

	June 30, 2024
	Current	Non-current	Total
	$	$	$
Pharmanovia	97	1,484	1,581
NK Meditech	-	129	129
	97	1,613	1,710